UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2026 (May 20, 2026)

ARDENT HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42180	61-1764793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Seven Springs Way, Suite 100, Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 296-3000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARDT	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Ardent Health, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 20, 2026. At the Annual Meeting, a total of 98,778,826 shares of the Company’s common stock, out of a total of 143,095,662 shares of common stock outstanding and entitled to vote as of the record date for the Annual Meeting, were represented in person or by proxy. Voting results from the Annual Meeting were as follows:

1.The following 11 director nominees were elected to the Company's Board of Directors, as follows:

	For	Withhold	Broker Non-Votes

Mark Sotir	90,717,572	861,184	7,200,070
Martin J. Bonick	91,240,732	338,024	7,200,070
Peter Bulgarelli	91,267,887	310,869	7,200,070
Peter Bynoe	87,141,918	4,436,838	7,200,070
Suzanne Campion	91,271,694	307,062	7,200,070
Robert A. DeMichiei	91,243,922	334,834	7,200,070
William Goodyear	91,243,902	334,854	7,200,070
Ellen Havdala	86,273,698	5,305,058	7,200,070
Edmondo Robinson	91,328,193	250,563	7,200,070
Rahul Sen	79,335,440	12,243,316	7,200,070
Rob Webb	91,362,871	215,885	7,200,070

2.    The stockholders approved on a non-binding advisory basis the compensation paid by the Company to its named executive officers, as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2026, as follows:

For	Against	Abstentions	Broker Non-Votes

91,093,535	300,746	184,475	7,200,070

3.    The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as follows:

For	Against	Abstentions	Broker Non-Votes

97,852,830	918,233	7,763	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2026	ARDENT HEALTH, INC.

	By:	/s/ Stephen C. Petrovich

	Name:	Stephen C. Petrovich
	Title:	Executive Vice President & General Counsel